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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) August 1, 2000

                        COLLECTIBLE CONCEPTS GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

           0-30703                 Delaware                     95-4026880
        -----------       ----------------------------      ------------------
        (Commission       (State or Other Jurisdiction        (IRS Employer
          File No.)            of Incorporation)            Identification No.)


1600 Lower State Road, Doylestown, Pennsylvania                      18901
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  (Address of Principal Executive Offices)                         (Zip Code)

Registrant's Telephone Number, Including Area Code               (215) 491-1075

                                       N/A
          (Former Name or Former Address if Changed Since Last Report)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On August 1, 2000, Collectible Concepts Group, Inc. ("Registrant") was notified by letter that Rudolph, Palitz LLC had merged with McGladrey & Pullen, LLP and that Rudolph, Palitz LLC would no longer be the auditor for the Registrant. Such letter is included as Exhibit 1 to this form 8K. Thereafter, McGladrey & Pullen, LLP was appointed as the Registrant's new auditor.

         The auditor's reports from Rudolph, Palitz LLC for the Registrant's past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph added with respect to a going concern matter.

         The decision to engage McGladrey & Pullen, LLP was not approved by the board of directors.

         During the Registrant's two most recent fiscal years and the subsequent interim period preceding the change, there have been no disagreements with Rudolph, Palitz LLC on any matter or accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         The Registrant has requested Rudolph, Palitz LLC to furnish a letter addressed to the Commission stating whether it agrees with the statements made in this Item. Such letter is included as Exhibit 2 to this Form 8K.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   8/03/2000                     COLLECTIBLE CONCEPTS GROUP, INC.


                                       By: /s/ Robert E. Gollon, C.P.A.
                                           -------------------------------
                                                Robert E. Gollon, C.P.A.
                                                Chief Operating Officer



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EXHIBIT NUMBER                     DESCRIPTION
--------------                     -----------


       1. Letter from Rudolph, Palitz LLC to Collectible Concepts Group, Inc. dated August 1, 2000.

       2. Letter from Rudolph, Palitz LLC to Securities and Exchange Commission dated August 1, 2000.